Exhibit 99.2

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026

and

Unaudited Pro Forma Consolidated Statements of Operations for the

six months ended June 30, 2026 and the year ended December 31, 2025

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”). In accordance with Article 11 of Regulation S-X, certain unaudited financial information for the properties disposed of since December 31, 2025 that are not individually significant have also been presented.

On October 23, 2025, Medalist Diversified, Inc. (the “Company”), through its operating partnership, Medalist Diversified Holdings, LP (the “Operating Partnership”), and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a building at 2106 Statesville Blvd., Salisbury, North Carolina (the “Salisbury Property”) to an unaffiliated purchaser.  The total sales price received for the Salisbury Property was $9,930,000. The net cash to the Company was approximately $4.45 million after payment of closing costs and repayment of approximately $5.145 million of debt.

On December 30, 2025, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of those certain tracts of real property at 2545 Scottsville Road, Bowling Green, Kentucky (the “Buffalo Wild Wings Property”) and 376 Dan Tibbs Road NW, Huntsville, Alabama (the “United Rentals Property”), each containing a single building, to an unaffiliated purchaser.  The total sales price received for the two properties was $5,299,500.

On February 13, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing three buildings at 1244 Executive Boulevard, Chesapeake, Virginia (the “Greenbrier Property”) to an unaffiliated purchaser.  The total sales price received for the Greenbrier Property was $11,000,000. The Company used $7,000,000 of the proceeds from the sale of the Greenbrier Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Greenbrier Property.

On February 27, 2026, the Company through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, and PMI Parkway, LLC (“PMI”), a Delaware limited liability company not affiliated with the Company, completed the disposition of that certain tract of real property containing two buildings at 2697 International Parkway, Virginia Beach, Virginia (the “Parkway Property”) to an unaffiliated purchaser. The total sales price received for the Parkway Property was $7,825,000. The Company and PMI used $4,735,614 of the proceeds from the sale of the Parkway Property to fully repay the mortgage loan collateralized by the Parkway Property.

On March 30, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing eight buildings at 3940 East Franklin Boulevard in Gastonia, North Carolina (the “Franklin Square Property”) to an unaffiliated purchaser.  The total sales price received for the Franklin Square Property was $24,100,000. The Company used $12,954,175 of the proceeds from the sale of the Franklin Square Property to fully repay the mortgage loan collateralized by the Franklin Square Property.

On June 24, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a single building at 3535 N. Central Avenue, Chicago, Illinois 60634 (the “Citibank Property”).  The total sales price received for the Citibank Property was $2,150,000.

On July 29, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing three buildings at 201 N. Berkeley Boulevard, Goldsboro, North Carolina (the “Ashley Plaza Property”) to an unaffiliated purchaser.  The total sales price received for the Ashley Plaza Property was $16,275,000. The Company used $10,113,493 of the proceeds from the sale of the Ashley Plaza Property to defease and retire its obligations under the mortgage loan collateralized by the Ashley Plaza Property.

On September 1, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a single building at 48 Brookfield Oaks Drive, Greenville, South Carolina (the “Brookfield Property”) to an unaffiliated purchaser.  The total sales price received for the Brookfield Property was $10,100,000. The Company used $4,342,261 of the proceeds from the sale of the Brookfield Property to defease and retire its obligations under the mortgage loan collateralized by the Brookfield Property.

Collectively, the eight disposition transactions are referenced herein as the “Dispositions.”

On June 22, 2026, as a result of the sale of a majority of the Class 1 beneficial interests in MDRR XXV DST 1 (“XXV DST 1”), the owner of that certain tract of real property containing a single building at 312 East Nine Mile Road, Pensacola, Florida 32514 (the “Tesla Pensacola Property”), the Company deconsolidated the XXV DST 1 entity and removed all assets and liabilities held by XXV DST 1 from its condensed consolidated financial statements (the “Deconsolidation”).  As of June 30, 2026, the Company had received approximately $6,777,444 in net cash proceeds from the sale of 84.7% of the Class 1 beneficial interests in XXV DST 1.  As of September 1, 2026, the Company had sold 100% of the Class 1 beneficial interests in XXV DST 1, generating approximately $7,983,278 in net cash proceeds.

On July 29, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the acquisition of that certain tract of real property containing an automotive service building consisting of approximately 16,100 square feet at 14939 Metcalf Avenue, Overland Park, Kansas (the “Overland Park Property”) from an unaffiliated seller.  The total purchase price paid by the Company for the Overland Park Property was $5,800,000.  The Company funded the acquisition using cash on hand.

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the condensed consolidated balance sheet of Medalist Diversified, Inc. and Subsidiaries as of June 30, 2026 (unaudited), the condensed consolidated statement of operations of Medalist Diversified, Inc. and Subsidiaries for the six months ended June 30, 2026 (unaudited), and the audited consolidated statement of operations of Medalist Diversified, Inc. and Subsidiaries for the year ended December 31, 2025.

The following unaudited pro forma consolidated balance sheet as of June 30, 2026 has been prepared to give effect to the sale of the Ashley Plaza and Brookfield Properties and the acquisition of the Overland Park Property as if these transactions had occurred on June 30, 2026.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026 has been prepared to give effect to the sale of the Parkway, Greenbrier, Franklin Square, Citibank, Ashley Plaza, and Brookfield Properties, the Deconsolidation of the XXV DST 1 entity, and the acquisition of the Overland Park Property, as if these transactions had occurred on January 1, 2026.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 has been prepared to give effect to the sale of the Salisbury, Buffalo Wild Wings, United Rentals, Parkway, Greenbrier, Franklin Square, Citibank, Ashley Plaza, and Brookfield Properties, the Deconsolidation of the XXV DST 1 entity, and the acquisition of the Overland Park Property, as if these transactions had occurred on January 1, 2025.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Dispositions and the Deconsolidation been consummated as of the date indicated.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2026

		Pro Forma Adjustments

		Dispositions (b)				Acquisition (c)
	Historical	Ashley Plaza		Brookfield		Overland Park		Pro Forma
	June 30, 2026 (a)	Property		Property		Property		June 30, 2026
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$12,183,994	$—		$(5,400,182)	(ii)	$—		$6,783,812
Cash and cash equivalents	6,382,359	5,745,400	(i)	5,389,204	(i)	(5,866,285)	(i)	11,650,678
Restricted cash	1,045,414	—		—		—		1,045,414
Investment in marketable securities	20,720,749	—		—		—		20,720,749
Rent and other receivables, net of allowance	111,645	—		—		—		111,645
Assets held for sale	11,886,710	(11,736,710)	(ii)	—		5,892,313	(ii)	6,042,313
Equity investment	1,312,047	—		—		—		1,312,047
Unbilled rent	539,173	(231,733)	(iii)	(107,899)	(iii)	—		199,541
Intangible lease assets, net	194,050	—		—		—		194,050
Other intangible assets	402,964	—		—		—		402,964
Deferred tax assets, net	2,304,144	—		—		—		2,304,144
Other assets	733,607	(101,830)	(iv)	—		—		631,777
Total Assets	$57,816,856	$(6,324,873)		$(118,877)		$26,028		$51,399,134

LIABILITIES
Accounts payable and accrued liabilities	$789,824	$—		$—		$—		$789,824
Liabilities associated with assets held for sale	10,372,233	(10,372,233)	(v)	—		26,028	(iii)	26,028
Intangible lease liabilities, net	333,785	—		—		—		333,785
Mortgages payable, net	9,041,598	—		(4,272,594)	(v)	—		4,769,004
Total Liabilities	$20,537,440	$(10,372,233)		$(4,272,594)		$26,028		$5,918,641

EQUITY
Common stock	$16,285	$—		$—		$—		$16,285
Additional paid-in capital	58,182,979	—		—		—		58,182,979
Offering costs	(3,782,521)	—		—		—		(3,782,521)
Accumulated deficit	(30,384,954)	4,047,360	(vi)	4,153,717	(vi)	—		(22,183,877)
Total Stockholders' Equity	24,031,789	4,047,360		4,153,717		—		32,232,866
Noncontrolling interests - Parkway Property	2,942	—		—		—		2,942
Noncontrolling interests - Operating Partnership	13,244,685	—		—		—		13,244,685
Total Equity	$37,279,416	$4,047,360		$4,153,717		$—		$45,480,493
Total Liabilities and Equity	$57,816,856	$(6,324,873)		$(118,877)		$26,028		$51,399,134

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

Notes to unaudited pro forma consolidated balance sheet as of June 30, 2026

(a)	Historical financial information was derived from the condensed consolidated balance sheet of the Company as of June 30, 2026 (unaudited).

(b)	Adjustments to give effect to the sale of the Ashley Plaza and Brookfield Properties as if each disposition had occurred on June 30, 2026.

(i)	Represents net cash proceeds to the Company from the sale of the respective properties after payment of closing costs and repayment of debt.

(ii)	Represents book value of the asset group disposed of at closing, including land, site improvements, building and tenant improvements, and lease intangibles, including leasing commissions, leases in place, above market leases, and legal and marketing costs associated with replacing existing leases. For the Brookfield Property, investment property assets had not been reclassified to assets held for sale as of June 30, 2026.

(iii)	Represents the write-off of unbilled rent resulting from recording rent revenue on a straight line basis.

(iv)	Represents the book value of the roof warranty that was part of the asset group transferred to the purchaser at closing.

(v)	Represents the mortgages held for sale and intangible liabilities held for sale that were retired at closing. For the Brookfield Property, mortgages and intangible liabilities had not been reclassified to held for sale status as of June 30, 2026.

(vi)	Represents the gain on sale recorded at closing, offset by loss on extinguishment of debt related to the unamortized loan issuance costs related to the debt that was repaid at closing.

(c)	Adjustments to give effect to the acquisition of the Overland Park Property as if the acquisition had occurred on June 30, 2026.

(i)	The acquisition cost was funded with $5,866,285 in cash from the Company, consisting of the $5,800,000 purchase price and approximately $66,285 of capitalized closing costs.

(ii)	Amounts recorded to assets held for sale include tangible assets acquired at closing, including land, site improvements, building and tenant improvements, and lease intangibles, including leasing commissions, leases in place, and legal and marketing costs associated with replacing existing leases, and are recorded at fair value in accordance with ASC 805.

(iii)	Amounts recorded to liabilities associated with assets held for sale acquired at closing, consisting of intangible lease liabilities - below market leases of $26,028.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2026

		Pro Forma Adjustments

		Dispositions (b)														Acquisition (d)
	Historical													Tesla Property
	Six Months													Sales of DST				Pro Forma
	Ended													Interests and				Six Months
	June 30, 2026	Parkway		Greenbrier		Franklin Square		Citibank		Ashley Plaza		Brookfield		Deconsolidation		Overland Park		Ended
	(a)	Property		Property		Property		Property		Property		Property		(c)		Property		June 30, 2026
	(unaudited)	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$3,501,895	$(150,687)	(i)	$(145,466)	(i)	$(675,467)	(i)	$(70,494)	(i)	$(845,470)	(i)	$(476,852)	(i)	$(529,948)	(i)	$191,635	(i)	$799,146
DST sponsorship program revenues	465,792	—		—		—		—		—		—		—				465,792
Total Revenue	$3,967,687	$(150,687)		$(145,466)		$(675,467)		$(70,494)		$(845,470)		$(476,852)		$(529,948)		$191,635		$1,264,938

OPERATING EXPENSES
Investment property operating expenses	$1,043,070	$(53,803)	(ii)	$(45,227)	(ii)	$(228,110)	(ii)	$—		$(266,309)	(ii)	$(139,502)	(ii)	$(1,191)	(ii)	$—	(ii)	$308,928
DST sponsorship program expenses	464,430	—		—		—		—		—		—		—		—		464,430
Bad debt expense	12,991	(634)	(iii)	(12,357)	(iii)	—		—		—		—		—		—		—
Share based compensation expenses	224,220	—		—		—		—		—		—		—		—		224,220
Legal, accounting and other professional fees	869,015	—		—		—		—		—		—		—		—		869,015
Corporate general and administrative expenses	579,850	—		—		—		—		—		—		—		—		579,850
Impairment of assets held for sale	465,327	—		—		—		(217,960)	(iv)	—		—		—		—		247,367
Depreciation and amortization	819,447	—		—		(59,271)	(v)	(26,906)	(v)	(278,905)	(v)	(100,527)	(v)	—	(iii)	—	(iii)	353,838
Total Operating Expenses	4,478,350	(54,437)		(57,584)		(287,381)		(244,866)		(545,214)		(240,029)		(1,191)		—		3,047,648
Gain (loss) on disposal of investment properties	12,785,020	(1,040,870)	(vi)	(4,213,586)	(vi)	(7,580,745)	(vi)	50,181	(vi)	—		—		—		—		—
Loss on extinguishment of debt	(372,340)	64,320	(vii)	112,203	(vii)	195,817	(vii)	—		—		—		—		—		—
Operating Income (Loss)	11,902,017	(1,072,800)		(4,189,265)		(7,773,014)		224,553		(300,256)		(236,823)		(528,757)		191,635		(1,782,710)
Interest expense	753,827	(37,845)	(viii)	(39,414)	(viii)	(83,419)	(viii)	—		(198,970)	(viii)	(90,132)	(viii)	(193,821)	(iv)	—		110,226
Net Income (Loss) from Operations	11,148,190	(1,034,955)		(4,149,851)		(7,689,595)		224,553		(101,286)		(146,691)		(334,936)		191,635		(1,892,936)
Other income	824,219	—		—		—		—		—		(63,478)	(ix)	(103,942)	(v)	—		656,799
Other expense	(132,015)	7,224	(ix)	—		—		—		—		—		—		—		(124,791)
Net Income (Loss) before Income Taxes	11,840,394	(1,027,731)		(4,149,851)		(7,689,595)		224,553		(101,286)		(210,169)		(438,878)		191,635		(1,360,928)
Income tax benefit	2,076,254	—		—		—		—		—		—		—		—		2,076,254
Net Income (Loss)	13,916,648	(1,027,731)		(4,149,851)		(7,689,595)		224,553		(101,286)		(210,169)		(438,878)		191,635		715,326
Less: Net income attributable to Parkway Property noncontrolling interests	184,990	(184,990)	(x)	—		—		—		—		—		—		—		—
Less: Net income attributable to DST Entities	121,818	—		—		—		—		—		—		(121,818)	(vi)	—		—
Less: Net income attributable to Operating Partnership noncontrolling interests	5,061,715	(325,045)	(xi)	(1,600,598)	(xi)	(2,965,877)	(xi)	86,610	(xi)	(39,066)	(xi)	(81,062)	(xi)	(122,290)	(vii)	73,914	(iv)	88,301
Net Income Attributable to Medalist Common Shareholders	$8,548,125	$(517,696)		$(2,549,253)		$(4,723,718)		$137,943		$(62,220)		$(129,107)		$(194,770)		$117,721		$627,025

Earnings per common share - basic	$5.95																	$0.44
Weighted-average number of shares - basic	1,436,234																	1,436,234

Earnings per common share - diluted	$4.74																	0.35
Weighted-average number of shares - diluted	1,804,846																	1,804,846

Dividends paid per common share	$0.1350																	$0.1350

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2026

Notes to unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026

(a)	Historical financial information was derived from the condensed consolidated statement of operations of the Company for the six months ended June 30, 2026 (unaudited).

(b)	Adjustments to give effect to the sale of the Parkway, Greenbrier, Franklin Square, Citibank, Ashley Plaza, and Brookfield Properties as if the dispositions had occurred on January 1, 2026.

(i)	Represents the investment property revenues recognized during the six months ended June 30, 2026. Investment property revenues include rent, common area maintenance (“CAM”) revenues, and percentage rent. Rent revenues are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the six months ended June 30, 2026.

(iii)	Represents the bad debt expense recorded during the six months ended June 30, 2026.

(iv)	Represents the impairment of assets held for sale recorded during the six months ended June 30, 2026.

(v)	Represents the depreciation and amortization expenses recorded during the six months ended June 30, 2026.

(vi)	Represents the gain (loss) on disposition of investment properties recorded during the six months ended June 30, 2026.

(vii)	Represents the loss on extinguishment of debt recorded during the six months ended June 30, 2026.

(viii)	Represents the interest expense incurred on the related mortgages recorded during the six months ended June 30, 2026.

(ix)	Represents the other income and expense recorded during the six months ended June 30, 2026.

(x)	Represents the noncontrolling owner’s 18.0% share of the Parkway Property’s net income recorded for the six months ended June 30, 2026.

(xi)	Represents the Operating Partnership’s pro forma 38.57% weighted average noncontrolling ownership interest’s share of the net income recorded for the six months ended June 30, 2026.

(c)	Represents the impact of the deconsolidation of the XXV DST 1 entity resulting from the sale of a majority of the Class 1 beneficial ownership interests in the XXV DST 1 entity as if the deconsolidation had occurred on January 1, 2026.

(i)	Represents the investment property revenues recognized during the six months ended June 30, 2026. For the XXV DST 1 entity, investment property revenues include only rent revenues, which are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the six months ended June 30, 2026.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the interest expense incurred on the related mortgages recorded during the six months ended June 30, 2026.

(v)	Represents the other income recorded during the six months ended June 30, 2026.

(vi)	Represents the noncontrolling owner’s 21.6% share of the XXV DST 1 entity’s net income recorded for the six months ended June 30, 2026.

(vii)	Represents the Operating Partnership’s pro forma 38.57% weighted average noncontrolling ownership interest’s share of the net income recorded for the six months ended June 30, 2026.

Notes to unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026, continued

(d)	Adjustments to give effect to the acquisition of the Overland Park Property as if the acquisition had occurred on January 1, 2026.

(i)	Represents rental revenues for the Overland Park Property that would have been recognized for the six months ended June 30, 2026 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the Operating Partnership’s pro forma 38.57% weighted average noncontrolling ownership interest’s share of the Overland Park Property’s net income that would have been recorded for the six months ended June 30, 2026.

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2025

		Pro Forma Adjustments (continued on following page)

		Dispositions (b) (continued on following page)

	Historical			Buffalo		United
	Year Ended	Salisbury		Wild Wings		Rentals		Parkway		Greenbrier
	December 31, 2025	Property		Property		Property		Property		Property
	(a)	Disposition		Disposition		Disposition		Disposition		Disposition
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$10,396,618	$(767,676)	(i)	$(129,616)	(i)	$(164,623)	(i)	$(871,771)	(i)	$(1,103,839)	(i)
Total Revenue	$10,396,618	$(767,676)		$(129,616)		$(164,623)		$(871,771)		$(1,103,839)

OPERATING EXPENSES
Investment property operating expenses	$2,778,232	$(207,159)	(ii)	$—		$—		$(234,480)	(ii)	$(238,139)	(ii)
Bad debt expense	2,382	(1,061)	(iii)	—		—		(161)	(iii)	(1,160)	(iii)
Share based compensation expenses	397,182	—		—		—		—		—
Legal, accounting and other professional fees	1,594,707	—		—		—		—		—
Corporate general and administrative expenses	1,283,334	—		—		—		—		—
Loss on impairment	74,328	—		—		—		—		(3,400)	(iv)
Impairment of assets held for sale	662,394	—		(160,789)	(v)	(381,605)	(v)	—		—
Depreciation and amortization	3,347,577	(281,485)	(vi)	(64,169)	(vi)	(101,032)	(vi)	(284,563)	(vi)	(206,664)	(vi)
Total Operating Expenses	10,140,136	(489,705)		(224,958)		(482,637)		(519,204)		(449,363)
Gain (loss) on disposal of investment properties	731,439	(841,278)	(vii)	52,760	(vii)	57,079	(vii)	—		—
Loss on redemption of mandatorily redeemable preferred stock	(9,375)	—		—		—		—		—
Loss on extinguishment of debt	(430,644)	51,081	(viii)	—		—		—		—
Operating Income (Loss)	547,902	(1,068,168)		148,102		375,093		(352,567)		(654,476)
Interest expense	2,620,396	(208,497)	(ix)	—		—		(256,639)	(ix)	(246,882)	(ix)
Net (Loss) Income from Operations	(2,072,494)	(859,671)		148,102		375,093		(95,928)		(407,594)
Other income	361,498	—		—		—		—		—
Other expense	(224,777)	—		—		—		90,166	(x)	—
Net (Loss) Income	(1,935,773)	(859,671)		148,102		375,093		(5,762)		(407,594)
Less: Net income attributable to Parkway Property noncontrolling interests	1,036	—		—		—		(1,036)	(xi)	—
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	452,028	(387,798)	(xii)	66,809	(xii)	169,204	(xii)	(2,132)	(xii)	(183,866)	(xii)
Net (Loss) Income Attributable to Medalist Common Stockholders	$(2,388,837)	$(471,873)		$81,293		$205,889		$(2,594)		$(223,728)

Loss per share from operations - basic and diluted	$(2.12)
Weighted-average number of shares - basic and diluted	1,127,768

Dividends paid per common share	$0.17

See notes to unaudited pro forma consolidated financial statements

Continued on following page

Medalist Diversified, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2025

Continued from preceding page

	Pro Forma Adjustments (continued from preceding page)

	Dispositions (b) (continued from preceding page)										Acquisition (d)
									Tesla Property -
	Franklin				Ashley				Sales of DST
	Square		Citibank		Plaza		Brookfield		Interests and				Pro Forma
	Property		Property		Property		Property		Deconsolidation		Overland Park		Year Ended
	Disposition		Disposition		Disposition		Disposition		(c)		Property		December 31, 2025
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Investment property revenues	$(2,634,259)	(i)	$(150,796)	(i)	$(1,922,729)	(i)	$(844,978)	(i)	$(158,525)	(i)	$383,269	(i)	$2,031,075
Total Revenue	$(2,634,259)		$(150,796)		$(1,922,729)		$(844,978)		$(158,525)		$383,269		$2,031,075

OPERATING EXPENSES
Investment property operating expenses	$(648,597)	(ii)	$—		$(596,885)	(ii)	$(256,201)	(ii)	$(544)	(ii)	$—	(ii)	$596,227
Bad debt expense	—		—		—		—		—		—		—
Share based compensation expenses	—		—		—		—		—		—		397,182
Legal, accounting and other professional fees	—		—		—		—		—		—		1,594,707
Corporate general and administrative expenses	—		—		—		—		—		—		1,283,334
Loss on impairment	(56,957)	(iv)	—		(5,700)	(iv)	(8,271)	(iv)	—		—		—
Impairment of assets held for sale	—		—		—		—		—		—		120,000
Depreciation and amortization	(678,496)	(vi)	(80,715)	(vi)	(657,770)	(vi)	(226,434)	(vi)	—	(iii)	—	(iii)	766,249
Total Operating Expenses	(1,384,050)		(80,715)		(1,260,355)		(490,906)		(544)		-		4,757,699
Gain (loss) on disposal of investment properties	—		—		—		—		—		—		—
Loss on redemption of mandatorily redeemable preferred stock	—		—		—		—		—		—		(9,375)
Loss on extinguishment of debt	—		—		—		—		379,563	(iv)	—		—
Operating Income (Loss)	(1,250,209)		(70,081)		(662,374)		(354,072)		221,582		383,269		(2,735,999)
Interest expense	(535,041)	(ix)	—		(410,934)	(ix)	(186,545)	(ix)	(58,896)	(v)	—		716,962
Net (Loss) Income from Operations	(715,168)		(70,081)		(251,440)		(167,527)		280,478		383,269		(3,452,961)
Other income	(320,670)	(x)	—		—		(15,000)	(x)	(242)	(vi)	—		25,586
Other expense	—		—		—		—		90,585	(vii)	—		(44,026)
Net (Loss) Income	(1,035,838)		(70,081)		(251,440)		(182,527)		370,821		383,269		(3,471,401)
Less: Net income attributable to Parkway Property noncontrolling interests	—		—		—		—		—		—		—
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	(467,267)	(xii)	(31,614)	(xii)	(113,425)	(xii)	(82,338)	(xii)	167,277	(viii)	172,893	(iv)	(240,229)
Net (Loss) Income Attributable to Medalist Common Stockholders	$(568,571)		$(38,467)		$(138,015)		$(100,189)		$203,544		$210,376		$(3,231,172)

Loss per share from operations - basic and diluted													$(2.87)
Weighted-average number of shares - basic and diluted													1,127,768

Dividends paid per common share													$0.17

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2025

(a)	Historical financial information was derived from the consolidated statement of operations of the Company for the year ended December 31, 2025.

(b)	Adjustments to give effect to the sale of the Salisbury, Buffalo Wild Wings, United Rentals, Parkway, Greenbrier, Franklin Square, Citibank, Ashley Plaza, and Brookfield Properties as if the dispositions had occurred on January 1, 2025.

(i)	Represents the investment property revenues recognized during the year ended December 31, 2025. Investment property revenues include rent, CAM revenues, and percentage rent. Rent revenues are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the year ended December 31, 2025.

(iii)	Represents the bad debt expense recorded during the year ended December 31, 2025.

(iv)	Represents the loss on impairment recorded during the year ended December 31, 2025.

(v)	Represents the impairment of assets held for sale recorded during the year ended December 31, 2025.

(vi)	Represents the depreciation and amortization expenses recorded during the year ended December 31, 2025.

(vii)	Represents the gain (loss) on disposition of investment properties recorded during the year ended December 31, 2025.

(viii)	Represents the loss on extinguishment of debt recorded during the year ended December 31, 2025.

(ix)	Represents the interest expense incurred on the related mortgages recorded during the year ended December 31, 2025.

(x)	Represents the other income and expense recorded during the year ended December 31, 2025.

(xi)	Represents the noncontrolling owner’s 18.0% share of the Parkway Property’s net income recorded for the year ended December 31, 2025.

(xii)	Represents the Operating Partnership’s pro forma 45.11% weighted average noncontrolling ownership interest’s share of the net income (loss) recorded for the year ended December 31, 2025.

(c)	Represents the impact of the deconsolidation of the XXV DST 1 entity resulting from the sale of a majority of the Class 1 beneficial ownership interests in the XXV DST 1 entity as if the deconsolidation had occurred on January 1, 2025.

(i)	Represents the investment property revenues recognized during the year ended December 31, 2025. For the XXV DST 1 entity, investment property revenues include only rent revenues, which are presented on a straight-line basis.

(ii)	Represents the investment property operating expenses incurred during the year ended December 31, 2025.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the loss on extinguishment of debt recorded during the year ended December 31, 2025 resulting from the repayment of the Farmers Line of Credit.

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2025, continued

(v)	During the year ended December 31, 2025, interest expense includes interest paid on (1) Farmers Line of Credit which financed the acquisition of the Tesla Property from July 18, 2025, the acquisition date, through November 7, 2025 and (2) the mortgage payable which refinanced the Farmers Line of Credit from November 7, 2025 through December 31, 2025.

(vi)	Represents the other income recorded during the year ended December 31, 2025.

(vii)	Represents the other expense recorded during the year ended December 31, 2025.

(viii)	Represents the Operating Partnership’s pro forma 45.11% weighted average noncontrolling ownership interest’s share of the net income (loss) recorded for the year ended December 31, 2025.

(d)	Adjustments to give effect to the acquisition of the Overland Park Property as if the acquisition had occurred on January 1, 2025.

(i)	Represents rental revenues for the Overland Park Property that would have been recognized for the year ended December 31, 2025 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Under ASC 360, depreciation and amortization on assets held for sale is not recorded.

(iv)	Represents the Operating Partnership’s pro forma 45.11% weighted average noncontrolling ownership interest’s share of the Overland Park Property’s net income that would have been recorded for the year ended December 31, 2025.